BUSINESS COMBINATIONS AND ACQUISITIONS OF NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATIONS AND ACQUISITIONS OF NON-CONTROLLING INTERESTS	BUSINESS COMBINATIONS AND ACQUISITIONS OF NON-CONTROLLING INTERESTS
Acquisition of Abliva AB
On February 14, 2025, the Group acquired 88.9% of the voting shares of Abliva AB (“Abliva”), a listed company based in Sweden. Abliva is a biotechnology company, based in Lund, Sweden, focused on developing medicines for the treatment of mitochondrial disease. Pharming acquired Abliva to further strengthen the clinical pipeline, aligning with our vision to become a leading global rare disease company. By June 18, 2025, Pharming obtained 100% of the shares of Abliva. This disclosure provides the financial information relating to the business combination.
At initial recognition, Pharming elected to measure the non-controlling interests in Abliva as a proportionate share of the identifiable assets.
Assets acquired and liabilities assumed

The fair values of the identifiable assets and liabilities of Abliva as at the date of acquisition were:

Amounts in $ ‘000	Fair value recognized on acquisition
Intangible assets: KL1333	61,114
Intangible assets: Software	75
Deferred tax assets	12,397
Investments in equity instruments designated at FVTOCI	210
Trade and other receivables	1,591
Cash and cash equivalents	2,610
Assets	77,997
Deferred tax liability	(12,397)
Trade and other payables	(1,244)
Liabilities	(13,641)
Total identifiable net assets at fair value	64,356
Non-controlling interest	(7,285)
Goodwill arising on acquisition	2,903
Purchase consideration transferred	59,974

Abliva’s lead product, KL1333 (currently known as napazimone), a regulator of the essential co-enzymes NAD⁺ and NADH, is in a pivotal clinical study (FALCON) in adult patients with genetically confirmed primary mitochondrial disease (PMD) with mitochondrial DNA (mtDNA) mutations who experience consistent, debilitating fatigue and muscle weakness (myopathy), and reduced life expectancy. Over 30,000 patients diagnosed with mtDNA mitochondrial disease would be potentially addressable by napazimone (KL1333) in the U.S., EU4 (France, Germany, Italy, Spain) and the UK. Napazimone (KL1333) has shown positive clinical effects in a proof-of-concept Phase 1b study, and a pre-planned interim analysis of the ongoing pivotal FALCON trial demonstrated promising differences over placebo in both alternate primary efficacy endpoints. Napazimone (KL1333) has received Fast Track designation in the U.S. and Orphan Drug Designation for the treatment of PMD in the U.S. and EU.

The KL1333 license agreement was identified as the key intangible asset acquired in the Abliva transaction, reflecting its status as the primary source of future economic benefits. The fair value of this asset was determined using a probability‑adjusted discounted cash flow approach (MEEM), incorporating long‑term revenue expectations, milestone and royalty obligations. Identified intangible asset value of Abliva resides in the exclusive global commercialization rights embedded in the license agreement. This analysis resulted in a fair value of USD 61.1 million at the acquisition date.

As part of the acquisition of Abliva, Pharming obtained 84,444 shares in Isomerase Therapeutics Limited (“Isomerase”), representing approximately 10% of its outstanding shares. Isomerase is a privately held U.K.-based synthetic biology firm and a former strategic partner of Abliva AB. The investment was initially measured at fair value and subsequently sold to Isomerase in November 2025 for GBP 168,888 ($0.2 million) within the IFRS 3 measurement period.

Trade and other receivables primarily comprise short-term investments of surplus cash, placed in interest-bearing deposits with original maturities of three to nine months. These deposits matured in February 2025, at which point the funds were received as cash.

The deferred tax liability mainly arises from the recognition of the intangible asset napazimone (KL1333), reflecting the associated tax effects.

The goodwill recognized as a result of the business combination represents the optionality for Pharming to resume research projects outside of KL1333, as well as the fair value of the acquired workforce, which does not qualify for separate recognition on the balance sheet.
Loss before tax generated by Abliva and included in the consolidated Statement of Income from February 14, 2025 to December 31, 2025 was $26.9 million. If the combination had taken place at the beginning of the year, the profit before tax for the Group would have been $27.4 million. Abliva did not contribute any revenue during 2025.
Acquisition of remaining interest in Abliva
In the period from February 14, 2025, to June 18, 2025, Pharming acquired the remaining 11.1% interest in the voting shares of Abliva, thereby increasing its ownership to 100%. A cash consideration of $7.9 million was paid to the non-controlling shareholders. Upon acquisition, the accumulated other comprehensive income from currency translation differences ($0.1 million) attributed to the non-controlling interest was reclassified to other reserves. The excess of the cash consideration paid over the carrying amount of the acquired non-controlling interest after reclassifying the accumulated other comprehensive income, an amount of $0.2 million, has been recognized directly in accumulated deficit in equity. Following the acquisition of the remaining interest in Abliva, the total consideration in cash amounts to $68.0 million in 2025 based on the price of SEK 0.45 paid per share.
Analysis of cash flows on acquisition

Amounts in $ ‘000
Acquisition of a subsidiary (included in cash flows from investing activities)	(60,087)
Net cash acquired with the subsidiary (included in cash flows from investing activities)	2,611
Acquisition-related costs of the acquisition (included in cash flows from operating activities)	(11,263)
Acquisition of non-controlling interests (included in cash flows from financing activities)	(7,876)
Net cash flow on acquisition	(76,615)
Acquisition-related costs of $10.3 million were expensed in the period and included within other operating costs in the Consolidated Statement of Income. Moreover, acquisition-related costs of $1.0 million were expensed in the year ended December 31, 2024 related to this acquisition.